UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2014 (December 1, 2014)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed to include the missing signature of the Company's Chief Financial Officer on the Form 8-K as filed on December 2, 2014. No additional changes to the Form 8-K and the exhibit thereto, as originally filed, have been made.

Item 8.01 Other Events.
On December 2, 2014, Northrim BanCorp, Inc. announced by press release that a wholly owned subsidiary of Northrim Bank, Northrim Capital Investments Co., has completed the acquisition of Residential Mortgage Holding Company, LLC, the parent company of Residential Mortgage, LLC. in a cash transaction.
A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 2, 2014 announcing the acquisition of Residential Mortgage Holding Company, LLC by Northrim Capital Investments Co.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

December 9, 2014	By:	/s/ Latosha Frye

Name: Latosha Frye
Title: SVP, CFO

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 2, 2014 announcing the acquisition of Residential Mortgage Holding Company, LLC by Northrim Capital Investments Co.